                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE BOARD OF DIRECTORS
CHENIERE ENERGY, INC.

As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in this Registration Statement on Form S-1.


                                        MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                        Certified Public Accountants

May 5, 1997
New York, New York